 2017 Investor Day  December 5, 2017  EXHIBIT 99.1

 Forward-Looking Statements  Forward-Looking StatementsThe Broadridge 2017 Investor Day presentations and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information about our future performance objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (the “2017 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2017 Annual Report.These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; any material breach of Broadridge security affecting its clients’ customer information; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Defined TermsPlease refer to the Company’s 2017 Annual Report for the definitions of terms used in the Broadridge 2017 Investor Day presentations and not defined therein. Use of Material Contained HereinThe information contained in the Broadridge 2017 Investor Day presentations is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in the Broadridge 2017 Investor Day presentations.

 Agenda  TIME  TOPIC  SPEAKER  8:00-8:25  Introduction  Rich Daly  8:25-8:50  Strategic Overview  Tim Gokey  8:50-9:15  Governance Franchise  Bob Schifellite  9:15-9:40  Capital Markets Franchise  Charlie Marchesani  9:40−9:55  Break    9:55-10:15  Wealth Management  Chris Perry  10:15-10:35  The Digital Future and Broadridge Customer Communications  Doug DeSchutter & Michelle Jackson  10:35-10:50  International  Tom Carey  10:50−11:00  Break    11:00-11:20  Financial Overview   Jim Young  11:20-11:30  Ready for Next   Rich Daly  11:30-12:00   Q&A

     Ready for Next   CASING FORMATSHeadlines:Sentence case; no punctuationSubheads under headlines: Sentence case; with punctuationSubheads in body copy/bullets: Sentence case; no punctuation

 Broadridge Investor Day Introduction  Rich DalyChief Executive Officer

 Market dynamics driving strong growth for Broadridge’s technology-driven solutions  Broadridge is Ready For Next  Proven strategy and experienced management team to drive sustainable growth  Uniquely positioned to deliver network value and capture additional, large market opportunities  Successful track record balancing top quartile total shareholder return with continued reinvestment

 Track record of growth and value creation  9% CAGR  RECURRING FEE REVENUE GROWTH  BROADRIDGE SHARE PRICE  18%Annualized TSR  $90 share price as of 12/1/17

Ready for Next

Proven management team

1989 - Rich Daly
Chief Executive Officer

1991 - Adam Amsterdam
General Counsel

1992 - Bob Schifellite
Investor Communication Solutions

1992 - Bob Kalenka
Investor Communications Operations

1992 - Charlie Marchesani
Global Technology and Operations

1997 - Laura Matlin
Chief Governance Officer and Chief Compliance Officer

2002 - Doug DeSchutter
Digital and Customer Communications

2004 - Michael Liberatore
Investor Communication Solutions, Mutual Funds

Joined before we became an independent company

2010 - Tim Gokey
President and COO

2013 - Vijay Mayadas
Head of Global Fixed Income

2014 - Chris Perry
Head of Global Sales and Marketing

2014 - Jim Young
Chief Financial Officer

2015 - Julie Taylor
Chief Human Resources Officer

2017 - Michael Tae
Head of Corporate Strategy

Joined after we became an independent company

Broadridge
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 Execution against 2014 objectives  Financial Objectives    Revenue Growth        Margin Expansion        Adjusted Earnings        Technology        Product Set        Sales & Marketing      Investment Objectives

 Differentiated value propositionCreating network valuePlatform enables economic efficienciesEnhanced compliance and risk capabilitiesData drives critical and real-time insightsFaster transition to new technologiesIndustry leading cyber-securityCompetitive advantage based on first mover advantage  Meaningful opportunities building on existing investmentsCreating a significant wealth solutions business building upon existing Capital Markets and Governance capabilitiesAccelerate digital shift and build cloud-based communications hubExpand Broadridge’s global footprint  Access Data  Tax           Two franchise businesses: Governance and Capital Markets  Meaningful opportunities for further growth  Broadridge has built franchise businesses

         Strength of our Governance and Capital Markets franchises with growing breadth of products built or acquired  Existing Businesses   Positioned to go after real opportunities based on existing capabilities, supported by investments we have already made  New Opportunities  Market demand, pipeline and quality of client dialogues are strong and growing  Sales Pipeline   CEO scorecard              “Broadridge has never been better positioned for future growth”

 Creating the Next Level of Growth and Return  Tim GokeyPresident and Chief Operating Officer

     Broadridge has strong and growing global franchises in Governance and Capital Markets with compelling additional opportunity in Wealth Management

   Unique platform business model  Strong positions in a large and growing market  Three attractive growth platforms  On-ramp for next-generation technologies  Highly effective culture    Broadridge has strong and growing global franchises in Governance and Capital Markets with compelling additional opportunity in Wealth Management

 Broadridge platform-based business model creates unique value  Network value  Deep financial services knowledge  Multi-client managed services approach

Multi-client managed services approach creates value for all

Ready for Next


Reduce Cost
Improve Quality
Increase Flexibility
Helps Ensure Compliance
Mutualize Change
Continuously Improve
Broadridge

- Multi-client technology
- Common operations model
- Outcomes-based pricing with strict SLAs
- Joint governance

Broadridge
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 Competing in a large and growing market  Benefiting from a megatrend toward third-party technology and services  $50B  $93B  $46B  $79B  $43B  $67B  $143B  $125B  $110B    Projected CY’14-20CAGR:5%~

Ready for Next

The industry's leading choice

GOVERNANCE	CAPITAL MARKETS	WEALTH MANAGEMENT
• Serve virtually every broker, fund, and public company in North America • Process 80% of outstanding shares in the United States, 50%+ for rest of world • Distribute 90%+ of broker regulatory communications to 140M individual accounts • Reach 80% of North American households ✓ GROWING FRANCHISE	• Serve 18 of 23 US primary dealers for fixed income • Process Equities for 7 of the top 10 global investment banks • Serve 4 of 6 largest Canadian banks • Clear and settle over $5T per day • Support clearance and settlement in over 80 countries ✓ GROWING FRANCHISE	• Support 50M+ accounts through our technology platform • 25%+ of US Financial Advisors utilize Broadridge's front office solutions • Provide data aggregation service for 228K+ agents and advisors • Maintain 100K retirement plans through Broadridge's mutual fund settlements platform

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 Broadridge’s directly addressable market is $25-40B  Large growth opportunity  GOVERNANCE & COMMUNICATIONS  WEALTH MANAGEMENT  CAPITAL MARKETS

Ready for Next

Key market trends support long-term growth

MUTUALIZATION	DIGITIZATION	DATA AND ANALYTICS
• Firms continue to search for mutualization • Increasing demand for global solutions • Driven by new technology • In the future, driven by network value	• Rise in preference for digital delivery across multiple channels • Successes driven by significantly improved experience • Beginning to see increased regulatory acceptance	• Continuing growth in value of client and market insights • Increasingly embedded everywhere • Future value to drive artificial intelligence and cognitive solutions

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   Broadridge is focused on three key opportunities, two of which are already strong franchises    Address critical industry needs by utilizing our unique network and industry-leading platform capabilities    EXTEND GOVERNANCE    DRIVE CAPITAL MARKETS    BUILD WEALTH MANAGEMENT

Ready for Next

Extend Governance

5,000+
CORPORATE ISSUERS

24,000+
MUTUAL FUNDS

Broadridge

1,100+
BANKS and BROKER-DEALERS

150,000+
INSTITUTIONAL SHAREHOLDERS

140M+
RETAIL SHAREHOLDER ACCOUNTS

Key Opportunities

- Transform regulatory communications
- Develop omni-channel communications
- Build issuer services

Broadridge

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Ready for Next

Drive Capital Markets

Asset Class and Function Coverage

- Equities
- Fixed Income
- Trade & Position Financing
- Foreign Exchange & Money Markets
- Exchange Traded Derivatives

SOLUTION COMPONENTS

Managed Services Options

Unified Portal

Core Components

- Connectivity
- Reference Data
- Netting & Allocation
- Clearance & Settlement
- Books & Records
- Funding/ Collateral/ Fees
- Asset Servicing
- Reconciliation
- Regulatory
- Operational Risk

Global Position Manager | Global P&L | Global Sub-Ledger

Data Fabric with Global Ontology

Drive global technology platform

Extend with additional solutions

Create network value

Broadridge

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Ready for Next

Build Wealth Management


Enhance Client Experience
Grow Advisor Business
Drive Enterprise Productivity
Advisors
Investors
"ONE WEALTH"

INTEGRATION ACROSS THE FRONT, MIDDLE, AND BACK OFFICE

Drive winning targeted solutions

Create front-to-back platform of the future

Wrap in next-generation digital and data

Drive best-of-suite solutions for investment managers

Broadridge
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                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                               Strengthen global       India  Hong Kong  U.K.  Switzerland  Germany  Czech Republic  Japan  South Africa  Australia  Canada  United States  Russia  Singapore  Support key franchises globally  Grow largestglobal clients  Engage key regional clients   European sales & support  International development & support  Swiss datacenter  Transaction processing, customer & investor communications  Processing support & outsourcing services center  Asian sales, IT & support  Investor communication center  Primary data center, development & support

     Strongly positioned to help clients utilizenext-generation technology to meet their critical needs  Blockchain  Artificial intelligence  Digital  Cloud

 Highly effective culture creates a durable advantage                        Clients Deliver real business value every day        Shareholders Deliver top-quartile TSR   Associates Highly Engaged Associates

     Why Broadridge?  Unique platform business model  Strong positions in a large and growing market  Three attractive growth platforms  On-ramp for next-generation technologies  Highly effective culture

 Broadridge Governance Franchise  Bob SchifellitePresident, Investor Communication Solutions

 The Governance franchise is critical to capital markets functioning, has a strong growth trajectory, and can be extended further

 Broadridge, at the center of a unique network, powers corporate governance  History of building new businesses by engaging the network  Investments in technology create sustained growth for the entire network  Business model sustained by strong macro trends including growth in fund and equity positions  The Governance franchise is critical to capital markets functioning, has a strong growth trajectory, and can be extended further

 MUTUAL FUNDS  RETAIL SHAREHOLDERS  CORPORATEISSUERS  INSTITUTIONAL SHAREHOLDERS  140M+RETAIL SHAREHOLDER ACCOUNTS  150,000+INSTITUTIONAL SHAREHOLDERS  24,000+ MUTUAL FUNDS  5,000+CORPORATEISSUERS  BANKS and BROKER-DEALERS  1,100+ BANKS and BROKER-DEALERS  Structure of US capital markets creates significant complexity in corporate governance  Issuers of Securities  Shareholders                                                                                                                                                                                                                                                                     REGULATORY BODIES

 Broadridge, at the center of a unique network, powers corporate governance                       140M+RETAIL SHAREHOLDER ACCOUNTS  150,000 +INSTITUTIONAL SHAREHOLDERS  24,000+ MUTUAL FUNDS                                REGULATORY BODIES  Issuers of Securities  Shareholders   1,100+ BANKS and BROKER-DEALERS  5,000+CORPORATE ISSUERS

Ready for Next

And provides critical solutions to all network participants


Issuers of Securities
Shareholders
5,000+
CORPORATE ISSUERS
24,000+
MUTUAL FUNDS
Broadridge
1,100+
BANKS and BROKER-DEALERS
150,000+
INSTITUTIONAL SHAREHOLDERS
140M+
RETAIL SHAREHOLDER ACCOUNTS
REGULATORY BODIES

BANKS AND BROKER-DEALERS

Regulatory responsibility for issuer-shareholder communications

Key Solutions include:

- Corporate and class actions
- 1st dollar prospectus
- Digital communications
- Tax services

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Ready for Next

And provides critical solutions to all network participants


Issuers of Securities
Shareholders
5,000+
CORPORATE ISSUERS
24,000+
MUTUAL FUNDS
Broadridge
1,100+
BANKS and BROKER-DEALERS
150,000+
INSTITUTIONAL SHAREHOLDERS
140M+
RETAIL SHAREHOLDER ACCOUNTS
REGULATORY BODIES

CORPORATE ISSUERS AND MUTUAL FUNDS

Regulatory responsibility for shareholder meetings and communications

Key Solutions include:

- Corporate issuer solutions including document management
- Fund shareholder reports
- Shareholder and channel analytics

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And provides critical solutions to all network participants

Ready for Next


Issuers of Securities
Shareholders
5,000+
CORPORATE ISSUERS
24,000+
MUTUAL FUNDS
Broadridge
1,100+
BANKS and BROKER-DEALERS
150,000+
INSTITUTIONAL
SHAREHOLDERS
140M+
RETAIL SHAREHOLDER
ACCOUNTS
REGULATORY BODIES

INSTITUTIONAL SHAREHOLDERS

Obligation to vote

Key Solutions include:

- Dedicated voting platform – ProxyEdge®
  - Integrated recommendations
  - Proxy policies and insights
- Securities Class Actions

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 Right to receive shareholder communications and participate in governance___________________________Key Solutions include:Retail shareholder data solutionsRetail engagement solutions  RETAIL SHAREHOLDERS                      Issuers of Securities  Shareholders   1,100+ BANKS and BROKER-DEALERS                                REGULATORY BODIES      150,000+INSTITUTIONAL SHAREHOLDERS  140M+RETAIL SHAREHOLDER ACCOUNTS  24,000+ MUTUAL FUNDS  5,000+CORPORATE ISSUERS  And provides critical solutions to all network participants

Ready for Next

Across global markets

50,000+ public companies

100 countries

5.4 trillion shares

7.6 million positions

Key Solutions include:

- Annual meeting services
- Data & analytics solutions



Broadridge

© 2017 | 38

Ready for Next

Case study: Fortune 500 Annual Meeting process

	KICK OFF MEETING	PROCURE DATA	DISTRIBUTE COMMUNICATIONS	RECEIVE VOTES	REPORT VOTE
ISSUERS	• Announce record and meeting dates	• Decide N&A vs full package and postal tiers	• Send material and proposal language		• Receive final vote tally
BROADRIDGE	• Create agenda and code proposals • Collect shareholder positions from ALL brokers	• Run rules engine against positions to get investor distribution preferences • Execute bank & broker specific processing rules • Confirm material requirement with issuers • Reconcile broker records with DTCC	• Print voting form with unique control number and distribute material • Aggregate managed accounts per broker rules • Distribute via paper (full set or N&A), ProxyEdge, or digital	• Receive votes; including from vote agency • Receive votes from brokers based on customer instruction • Process shareholder voting at meeting • Independent review of all votes for >50K shares • Reconcile erroneous votes with brokers	• Issue initial vote 10-15 days before meeting • Apply broker vote • Issue supplemental vote tally daily pre-meeting • Provide up to 3 vote updates on meeting date
BROKER-DEALERS	• Share records with Broadridge			• Advisors vote proxy for managed accounts	

Broadridge
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Ready for Next

Broadridge drives significant industry savings

PRINT, PAPER AND POSTAGE COST
TO CORPORATE ISSUERS FOR PROXY IN FY17


$6.86
$0.46
$0.00
DELIVERY
METHOD
Full Package
Notice & Access
Digital

	Full Package	Notice & Access	Digital
REGULATED INCREMENTAL BROKER FEE		$0.05-$0.25	$0.16-$0.32

- $15B savings to equity and fund issuers over last decade
- Suppression increases continue:
  - 49% in 2008 to 70% in 2017 for equity proxy
  - 28% in 2008 to 65% in 2017 for fund interims
- Broadridge earnings are channel-agnostic

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We have a record of building businesses from our unique network

Ready for Next

	REGULATORY	CORPORATE ISSUER	DATA & NETWORK DRIVEN
3 YR CAGR	7%	16%	16%
KEY SOLUTIONS	• Banks and broker-dealers • Mutual funds, ETFs and retirement providers	• Transfer agency • Meeting services • Document management	• Data and analytics • Tax managed services • Marketing communications
	BROADRIDGE CUSTOMER COMMUNICATIONS		
GROWTH STRATEGY	Transform Regulatory communications through • Digital • Enhanced communication • Expanding globally	Grow Issuer through: • Expanding into adjacencies • Expanding client base	Grow through: • Creating new use cases for data assets • Expanding globally
	Total Addressable Market: $9B-13B		

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     Net position growth was positive every year even during the worst downturn since the Great Depression  Strong position growth makes our regulatory business model sustainable and resilient  CAGR  9%    3%

 Growing Issuer business through aggressively expanding into adjacencies  DOCUMENT MANAGEMENT  ISSUER PRINT  BENEFICIAL PROXY VALUE  SHAREHOLDER DATA SERVICES  TRANSFER AGENT, INCLUDING SHARELINK®   TOTAL VALUE  Beneficial positions 2,294    Registered positions 1,196

We have utilized the network to build a strong portfolio of data solutions

Ready for Next

FY10-FY14 → FY15-FY17 → FY18…

PRODUCTS LAUNCHED

FY10-FY14	FY15-FY17	FY18…
• Wealth Insights (WINS) • Shareholder Data Services (SDS) • US Market Intelligence • Global Dividends Reclaim	• Opportunity Hunter • Global Market Intelligence • Investor Analytics	• Sales and Market Analytics • Distribution Insights and Research • Regulatory Benchmarking

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 OUR COMMITMENT Invest in technology-driven solutions to create sustained growth and scaled benefits for the entire network                                Data  Blockchain  Digital

 3-9%  $9B-$13B  Broadridge, at the center of a unique network, powers corporate governance  History of building new businesses by engaging the network  Investments in technology create sustained growth for the entire network  Business model sustained by strong macro trends including growth in fund and equity positions  The Governance franchise is critical to capital markets functioning, has a strong growth trajectory, and can be extended further

 Broadridge Capital Markets Franchise  Charlie MarchesaniPresident, Global Technology and Operations

     As a leading global provider of capital markets technology infrastructure, Broadridge is driving simplification and transformation globally for our clients and the industry

   Well-positioned to lead in a growing market  Large market opportunity provides a strong path for growth   Uniquely positioned to be the on-ramp for technology innovation   Global Post Trade Management solution simplifies and transforms    As a leading global provider of capital markets technology infrastructure, Broadridge is driving simplification and transformation globally for our clients and the industry

 Firms continue to face a difficult business environment  CURRENT STATE  KEY BUSINESS CHALLENGES   Regulatory change and compliance costs continue to pressure ROECompetitive pricing pressuresLimited investments in innovation and transformation  INSTITUTIONAL SELL-SIDE REVENUES FLAT AND BELOW HISTORICAL LEVELS  RETURN ON EQUITY IS STILL BELOW THE COST OF CAPITAL  Source: BCG, Oliver Wyman, S&P Capital IQ, BR analysis

     CAPITAL MARKETS PRIORITIES Focus on simplification and transformation to realize cost efficiency/ROE improvements Evolve global operating models to increase transparency, control and risk mitigationAccelerate adoption of new technologies to lower cost structures and provide greater scale and agility Mutualize operating functions by leveraging industry partners/utilities   Driving significant market need to mutualize

Well-positioned to lead in the large, growing market for SaaS-based global capital markets infrastructure

Ready for Next

Leading market position

- Process for 18 of the 23 US Fixed Income primary dealers
- Process Equities for 7 of the top 10 global investment banks
- Clear and settle in over 80 markets internationally

Unique managed services model

- Support 30 clients for both technology and operations including 7 of 23 US Fixed Income primary dealers
- Best Outsourcing Provider for the Sell Side[1]

Best in class data protection

- Alignment with the NIST Framework
- ISO 27001 Certified
- On site audits by the largest global investment banks

Emerging capabilities

- Securities Financing & Collateral Management
- Corporate Actions
- Regulatory Reporting

Global market momentum

J.P.Morgan

SOCIETE GENERALE

BARCLAYS

NOMURA

Royal Bank of Scotland

1 Waters Technology, Sell Side Technology Awards

Broadridge
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Ready for Next

We have invested to capitalize on this global opportunity

GLOBAL POST TRADE MANAGEMENT (GPTM)

Providing Our Clients With a Flexible Componentized Platform for Growth

Asset Class and Function Coverage

- Equities
- Fixed Income
- Trade & Position Financing
- Foreign Exchange & Money Markets
- Exchange Traded Derivatives

SOLUTION COMPONENTS

Managed Services Options

Unified Portal

Core Components

- Connectivity
- Reference Data
- Netting & Allocation
- Clearance & Settlement
- Books & Records
- Funding/ Collateral/Fees
- Asset Servicing
- Reconciliation
- Regulatory
- Operational Risk

Global Position Manager | Global P&L | Global Sub-Ledger

Data Fabric with Global Ontology

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Transforming post trade processing globally through one platform

Ready for Next

THE ISSUE
Simplify the operating model across multiple platforms and markets

THE OBJECTIVE
Leverage a unified solution to simplify fixed-income and equity processing globally

THE ANSWER
Broadridge's unified global post trade management solution

SITUATION TODAY

PRODUCT LINE	CURRENT TECHNOLOGY
NA equities	In-house & licensed solutions
US fixed income	Broadridge
EMEA fixed income	In-house build
Asia fixed income	Multiple In-house builds
LATAM fixed income	In-house build
Treasury solution	3rd party provider

READY FOR NEXT


Unified Portal
Global
Post Trade
Management
Data Fabric

Broadridge
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 Extending assetclass coverageExtending beyond our core capabilities   Regulatory reportingNatural extension of our post trade processing capabilities  Product extensionsExpanding our post trade footprint to global enterprise solutions      Significant opportunities to grow business through expansion into natural adjacencies

 The power of network value               Accelerate industryoperational transformation   ACCELERATE  Align the buy side and sell side   ALIGN  Create solutions to solve industry challenges   CREATE

               Uniquely positioned to provide the on ramp to advanced technology and innovation opportunities globally   Be an innovation leader by partnering on tangible operational use cases   BLOCKCHAIN  Lead the industry in migration to Cloud     CLOUD COMPUTING  Mutualize investments to drive the next generation of operational scale   ARTIFICIAL INTELLIGENCE

 GOALSProve the potential benefits of blockchain technology First step in a broader effort to apply blockchain solutions across collateral management  WHY?Solve for operational and structural inefficiencies Reduce operational & counterparty riskFaster and more accurate transaction execution  WHAT?Broadridge partnered with 3 global banks to pilot a bilateral repo blockchain solution.   Broadridge bilateral repo operational test case

Ready for Next

Large market opportunity provides path for continued strong growth

CAPITAL MARKETS: ADDRESSABLE MARKET OPPORTUNITY


BROAD
~$5B
IMMEDIATE
~$10B
EXISTING ADDRESSABLE
~$15B

IMMEDIATELY ADDRESSABLE (~$10B)

includes current products and features

BROAD ADDRESSABLE (+~$5B)

includes near adjacencies and product extensions

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   Well-positioned to lead in a growing market  Large market opportunity provides a strong path for growth   Uniquely positioned to be the on-ramp for technology innovation   Global Post Trade Management solution simplifies and transforms    As a leading global provider of capital markets technology infrastructure, Broadridge is driving simplification and transformation globally for our clients and the industry

 2017 Investor Day  December 5, 2017

 BroadridgeWealth Management  Chris PerryPresident, Global Sales, Marketing, & Client Solutions

     The combination of our wealth management capabilities and the evolution of the industry creates significant opportunity for Broadridge

     The combination of our wealth management capabilities and the evolution of the industry creates significant opportunity for Broadridge  Our platform addresses investment managers’ need to modernize technology infrastructure   Broadridge has built a strong solution set and substantial client footprint   Market dynamics are driving the need for integrated, data-centric, digital wealth solutions   Creating an integrated, front-to-back “One Wealth” ecosystem that utilizes our valuable data and digital assets

Ready for Next

Our powerful suite of wealth solutions

ACQUIRE, ENGAGE, & MANAGE THE CLIENTS

Advisory Front Office

- Investor & advisor portals
- Digital advisor tools
- Marketing, communications, & content management
- Investor education
- Retirement planning

MANAGE THE ADVISOR PRACTICE

Middle Office

- Client on-boarding
- Performance reporting
- Advisor education & registration
- Commissions & fee billing
- Business process management
- Data aggregation

RUN THE FIRM

Post Trade

- Securities processing
- Asset servicing
- Revenue & expense management
- Regulatory & client reporting
- Digital communications & document management
- Managed services

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 Our substantial market presence  25%+of all US financial advisors utilize Broadridge’s front office solutions   228,000+agents and advisors are supported by Broadridge’s data aggregation solution  50+ Millionaccounts serviced on Broadridge’s trade processing platforms  $7+ trillion in assets custodied on Broadridge’s platforms  OUR INDUSTRY FOOTPRINTThe top 20 North American wealth providers are served by Broadridge  FRONT OFFICE  MIDDLE OFFICE  BACK OFFICE

   Market needs  Digital advisory experience  Major demographic shifts              Sector trends  ‘Bionic’ tech-augmented advisor  Move to fee-based advisory in wealth management                      Next generation operations  Regulations and technology pressuring profits          Infrastructure optimization  Growing preference for low cost and passive products

       Drive growth of our targeted point solutions    Offer an integrated “One Wealth” platform that provides enhanced capabilities across the entire wealth lifecycle    Enrich the value of our solutions via digitization, data, and artificial intelligence                        Our strategy to grow our Wealth revenue

     Continue to drive growth of our targeted point solutions    BROADRIDGE POINT SOLUTIONS  GROWTH DRIVERS      Client on-boarding  Advisor solutions            Performance analytics & reporting  Advisor compensation solutions  Retirement services  Data aggregation                                                  Cross selling  Solution bundles  Strategic integration  Grow adjacencies

Ready for Next

Integrated "One Wealth" platform

Optimizes advisor productivity, client experience, and enterprise operations

- Educational content
- Enriched, digital communications
- Trading and account servicing

- Wealth management tools
- Targeted marketing
- Wealth portal with mobile access and integrated account opening tools


Enhance Client Experience
Grow Advisor Business
Drive Enterprise Productivity
$
Advisors
Investors

- Clearance & settlement
- Client and regulatory reporting
- Business process automation & workflows

"ONE WEALTH"

INTEGRATION ACROSS THE FRONT, MIDDLE, AND BACK OFFICE

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   Our “One Wealth” solution recently ranked #1 by Celent  Broadridge demonstrates a dedication to developing its digital proposition and empowering the advisor and client through, for example, its three-prong implementation approach of AI and strong mobile apps.  − Celent, “North American Wealth Front to Back Office Technology Platforms” 2017  “  “  Broadridge Wealth Solution is a true front-to-back solution offering robust modules.

Enriching the value of our solutions via innovation

DIGITIZATION	DATA	ARTIFICIAL INTELLIGENCE
Communications Cloud	**"Golden Copy"**	**Cognitive Marketing**
Our Communications Cloud enables wealth firms to collaborate with investors, through the digital channels they select	Our market-leading data aggregation provides a holistic "golden copy" record of complete client holdings	Rich data, AI, and automation come together to enable advisors to manage the 1:1 relationships investors want, via the channels they prefer
Communicate and collaborate with clients	Provide 360° advice and performance	Grow the book of business

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Ready for Next

Our investment management solution suite

Key trends driving sector needs

- Increased regulation
- Revenue pressure
- Shifting service models

Our powerful investment management offerings

- Portfolio and order management, risk, compliance, and data management
- Revenue and expense management
- Accounting and general ledger
- Managed data services

Our substantial market presence

- **17 of the top 20**
  North American investment managers
- **Over 300 investment management clients globally**
  including pensions, public funds, fund administrators, and custodians

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     The combination of our wealth management capabilities and the evolution of the industry creates significant opportunity for Broadridge  Our platform addresses investment managers’ need to modernize technology infrastructure   Broadridge has built a strong solution set and substantial client footprint   Market dynamics are driving the need for integrated, data-centric, digital wealth solutions   Creating an integrated, front-to-back “One Wealth” ecosystem that utilizes our valuable data and digital assets

 Doug DeSchutter President, Broadridge Customer CommunicationsMichelle Jackson Managing Director, Broadridge Digital Solutions  The Digital Future and Broadridge Customer Communications

     Broadridge’s digital platform provides foundational capabilities for our Governance franchise and drives growth opportunities for BRCC

     Broadridge’s digital platform provides foundational capabilities for our Governance franchise and drives growth opportunities for BRCC  Consumers are digital, but brands struggle converting their customers from print to digital  Broadridge has a strong track record of digital transformation  We are investing to accelerate the “print-to-digital” transition for our clients  Broadridge’s platform creates a valuable “Network Effect” for both brands and consumers  The NACC acquisition generates expansion opportunities and paves the way for Digital growth

Ready for Next

Consumers are digital, but brands struggle converting their customers from print to digital


98%
Internet users
2%
Offline
US ADULTS
MAKING $75K+
30%
Exclusively digital
$
70%
Use paper
DISTRIBUTION
OF BILLS AND
STATEMENTS
20%
"Double Dippers"

Sources: Pew Research Center, 2016, Aite Group, 2017, InfoTrends, 2017, Dalbar, 2016 and Broadridge Data Analysis

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         Brands also struggle to digitally engage their customers  Retail Banking  Wealth Management  Insurance  Utilities  Active digital customers                                                    Sources: Broadridge Data Analysis and Quantcast

         Broadridge has a strong track record of digital transformation  Customer Communications2  Presentment & Payment  Notifications  Cloud Delivery  E-Delivery  Proxy & Other Regulatory1    Data & Analytics  Suppression Algorithms  Summary Prospectus  E-Delivery  Investor Mailbox Enhanced Broker Internet Platform  Mobile Proxy Voting  64%  Collectively saving our clients $15+ billion over the past decade and generatinga $200+ million recurring revenue stream tied to digitizing communications  30%    1 Proxy, Interims and Post Sale Prospectus2 Bills, statements, trade confirms, tax documents and more  FIRST USE  TODAY  SUCCESSFULLY DIGITIZED

   Print to digital conversion economics benefit both brands and Broadridge (illustrative)  PRINT  Fee Revenue  Paper and Postage  DIGITAL    DIGITAL  Saves billions in communications costs  Drives greater profit potential  Profit  Fee Revenue  PRINT  Distribution Revenue  Profit  BRANDS  Processing  Processing

Ready for Next

We are investing to accelerate the "print-to-digital" transition for our clients

Our digital growth strategy is focused on 3 levers

Enhanced Experience ①

Enhanced Reach ②

Network Effect ③

IN MARKET TODAY

Making every communication more valuable

- Personalized communications
- Data-driven content

BEING LAUNCHED

Expanding consumer reach

- Online banking
- Consumer cloud drives

MID- TO LONGER-TERM

Building consumer and brand relationships with "Network Effect"

- Robust analytics and algorithms
- Print-to-digital acceleration

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Ready for Next

Broadridge's platform creates a valuable "Network Effect" for both brands and consumers

OPPORTUNITY TO BECOME A 21ST CENTURY DIGITAL COMMUNICATIONS HUB


97%
US digital consumers connect to online banking & cloud solutions
CONSUMERS
ONLINE BANKING
amazon
Microsoft
CHANNELS
Dropbox
EVERNOTE
Google
5B+
Annual communications
Broadridge
80%
North American households
WEALTH
HEALTHCARE
TELECOM
BRANDS
INSURANCE
UTILITIES
BANKING
5,000+
Brands across all industries

Sources: SharesPost, 2017 and Broadridge Data Analysis

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     NACC acquisition generates attractive expansion opportunities and paves the way for future digital growth  ACQUISITION RECAP      Compelling near-term financial benefits  Attractive mid-term expansion opportunity  Larger long-term opportunity  $20 million of annualized synergies to be achieved by FY’19  Broadridge well positioned as consolidation point for in-house platforms as industry moves to digital communications  Broadridge well positioned as content and communications hub for digital ecosystem

     Broadridge’s Digital platform provides foundational capabilities for our Governance franchise and drives growth opportunities for BRCC    Meaningful outsourcing winsMix of wins with digital componentLaunch of digital solutionsPartnership announcements that further extend the reach of our digital platform and “Network Effect”  Key milestones to track

 Broadridge International  Tom Carey President, Broadridge International

   Broadridge has a sizeable, rapidly growing presence in EMEA and Asia-Pacific  Industry trends, combined with a ~$5B market opportunity creates the ability to continue our growth  Driving growth through multi-year opportunities with our largest clients, expanding with regional clients, and offering market relevant solutions   Successful track record of expanding client relationships and executing in our core financial markets    With significant growth potential, International extends our key franchises globally

 Our growing presence across EMEA and APAC  We have expanded our global footprint to address growing client demands                                                                                                                                                                                                                                                                                                                                                                                                                                                                  London  Frankfurt  Tokyo  Hong Kong  Singapore  Sydney                Edinburgh  Johannesburg  Prague  Gdansk  St Petersburg  Hyderabad  Bangalore

 Our growing presence across EMEA and APAC  YEAR  LOCATION  KEY MILESTONE  2013  Europe  Signs large post-trade utility client      Partners with Accenture to create Eurasia post-trade  2014  Europe  Creates European data center    Australia  Signs largest local market clearer   2015  Europe  Second post-trade utility client      Entered market intelligence space  2016  UK  Tier 1 bank joins utility    UK  Acquires securities financing capabilities    EMEA & APAC  Leading fixed income firm selects Broadridge  2017  Japan  Creates SaaS offering for Tier 1 clients    UK  Acquires regulatory reporting capabilities    Japan  800th client joins BR’s electronic proxy voting

Ready for Next

Delivering strong growth through our strategies

Driving growth through multi-year opportunities with our largest clients, expanding with regional clients, and offering market relevant adjacent solutions

Growth Opportunities

- Building from North American relationships and now with regional clients
- Broadridge brand and execution capability seen as increasingly attractive
- Partnerships have increased our market channels
- Growth balanced across Capital Markets, Governance and Investment Management

Strong Performance

- During FY12-17 this business has **grown at a ~14% revenue** CAGR
- Driven by ~**$50M of recurring revenue sales** since FY14

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Ready for Next

Key industry drivers will accelerate our growth

Regulatory & Compliance	• Regulatory pressure continues to drive budget decisions • Regional regulations have a global impact, e.g. MiFID-II
Globalization	• Shift to global solutions over regional or asset-based choices • Need to optimize capital and collateral
Cost Reduction	• ROE and profitability pressures have not eased • Fee pressure on the buy-side has intensified
Outsourcing Acceleration	• EMEA & APAC adoption of outsourcing is increasing • Need to replace legacy technologies

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 Market factors enhance Broadridge’s abilityto address $5B international market    Capital Markets  Globalization of marketsContinued cost pressure to improve ROERegulatory change continues and has global impacts         Investment Management  Fee pressure driving cost rationalization Higher scrutiny on money movements and performance        Governance  Demand for transparency in corporate governanceShareholder engagement is growingHigher expectations for oversight role of the board      Our $5B Market Opportunity

 Delivering growth in International  Delivering ‘Ready for Next’ to the market by becoming the preferred global provider   Significant opportunities with our large global clients  Greater access to regional clients with our broad portfolio  Meeting market needs with new solutions  Offering integrated solutions that address the challenges of today and tomorrow

 Expanding our portfolio of products with a Global Tier 1  Long-term client of our US business expanded its relationship with Broadridge, resulting in $17M of new recurring revenue sales in International     US  EMEA  ASIA  Governance        Equity Post-Trade        Fixed Income Post-Trade        Managed Services        Corporate Actions        Rev & Expense Mgmt         Securities Financing        Tax        Regulatory Reporting        Reference Data        FX & Liquidity        Reconciliations        Long-term client of Broadridge US-based technology  Existing    Globalized post-trade relationship in 2016   US expansion in2015 to include Managed Services  Continues to expand global relationship into 2017 across services and geographies  Investments and acquisitions have added runway  New

Ready for Next

Geographic expansion in key markets: Japan

Established in 1998 government policies creating ongoing market reform and innovation driving opportunities

~$10M
of new sales in last 24 months

Capital Markets

- Providing deep local market capabilities and ability for Japanese clients to process globally
- Awarded Japanese government contract in 2013
- Significant new client wins in 2016/2017

Post-trade market opportunity of $250M to $350M

Clients adopting SaaS model demand for consistent technology solution globally

Governance

- Joint venture with Tokyo Stock Exchange since 2004 to provide electronic voting solution
- 400th client in 2012
- 800th client in 2017

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     Well-positioned to drive International growth  Capital Markets  $2.6B  Investment Management  $1.7B  Governance  $0.7B  Large market opportunity

     Well-positioned to drive International growth  Delivering ‘Ready for Next’ to the market by becoming the preferred global provider       Offering integrated solutions that address the challenges of today and tomorrow    Delivering strong organic growth with favorable market dynamics

   Broadridge has a sizeable, rapidly growing presence in EMEA and Asia-Pacific  Industry trends, combined with a ~$5B market opportunity creates the ability to continue our growth  Driving growth through multi-year opportunities with our largest clients, expanding with regional clients, and offering market relevant solutions   Successful track record of expanding client relationships and executing in our core financial markets    With significant growth potential, International extends our key franchises globally

     MV Foundation Residential Bridge Camp  CASING FORMATSHeadlines:Sentence case; no punctuationSubheads under headlines: Sentence case; with punctuationSubheads in body copy/bullets: Sentence case; no punctuation

 2017 Investor Day  December 5, 2017

 Financial Overview  Jim YoungChief Financial Officer

   Key points for today’s discussion  Broadridge has a strong business model with compelling growth opportunities  Strong free cash flow enables balanced, shareholder-friendly capital allocation  Three-year objectives constitute a plan for continued top quartile TSR

 Achieved multi-year objectives and demonstrated strong growth performance  2014 Investor Day 3-Year Objectives  Excluding NACC   Actuals     Recurring Fee Revenue      7% - 10%  7%  14%    Total Revenue      5% - 7%  6%  17%    Adjusted Op Income Margin %      18.6% - 19.5%1  18.9%  15.0%    Adjusted Net Earnings      9% - 11%  9%  11%  1 2014 Investor Day Objective was to expand FY14 EBIT margins by 130-220bps from 16.4% over the three year period. In Q1 of FY16 we began reporting Adjusted Operating Income. The comparable Adjusted Operating Income margin % in FY14 was 17.3% and the comparable 2014 Investor Day Objective was 18.6% - 19.5%. Adjusted Operating Income Margin is an ending objective for FY17. Note: Adjusted measures are Non-GAAP measures. See Appendix for reconciliation of Non-GAAP to GAAP figures. “NACC” is the FY17 acquisition of North American Customer Communications  Compound annual growth rates (CAGRs), except margin    Adjusted EPS      -  10%  12%  FY14 - FY17

Ready for Next

Broadridge business model is strong

Sustainable Growth	• Large, recurring revenue base with good visibility • Organic strength driven by large addressable market opportunity
Steady Margin Expansion	• Continued scale and operational leverage • Focus on operational efficiencies
Strong Free Cash Flow	• 100+% free cash flow conversion • Largely predictable model
Balanced Capital Allocation	• Target 45% dividend payout ratio[1] • Balance of targeted M&A and share repurchase

[1] Dividend payout ratio is a percentage of Prior Year Adjusted Net Earnings and is subject to Board Approval

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 High quality revenue stream  $4.1B Total FY17 Revenues  Event-Driven Fee (5%)  ~$200MAnnual Average (FY15-FY17)  $0.2B  Distribution (38%)  <10% Gross Margin   $1.6B  Recurring Fee (59%)  14% CAGR (FY14-17)   6 yrsAverage Contract Length  5% Organic CAGR (FY14-17)  98% Revenue Retention Rate   $2.5B  Note: Revenue components and percentages based on FY17 results unless shown as a multi-year average or on a CAGR basis. Recurring Fee, Event-Driven Fee and Distribution exclude the impact of FX and Other.

Ready for Next

Two strong and growing segments

INVESTOR COMMUNICATION SOLUTIONS
$3.4B Total Revenue


$1.6B
$1.6B
$0.2B
Recurring Fee Revenue
Event-Driven Revenue
Distribution Revenue

6%
Organic Growth

12.3%
Margin

KEY BUSINESSES

Governance
Customer Communications
Data Driven Solutions

GLOBAL TECHNOLOGY & OPERATIONS
$0.8B Total Revenue


$0.8B
Recurring Fee Revenue

6%
Organic Growth

21.1%
Margin

KEY BUSINESSES

Capital Markets Infrastructure
Wealth Management
Investment Management

Note: Revenue figures and percentages based on FY17 segment results. Margin shown is Earnings before Income Taxes margin by reportable segment.

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 Record sales create revenue backlog and visibility  CLOSED SALES PERFORMANCE  NEW RECURRING REVENUE BACKLOG    14% CAGR  Total~$250M  Not Yet Live~$170M      Note: Total New Recurring Revenue Backlog represents an estimate as of FYE17 of first year revenues from Closed Sales that have not yet been recognized and are expected to be recognized. Not Yet Live represents the subset of Total New Recurring Revenue Backlog where none of the first year revenues from Closed Sales has been recognized but is expected to be recognized.

 Record sales create rvenue backlog and visibility  CLOSED SALES PERFORMANCE  NEW RECURRING REVENUE BACKLOG    14% CAGR  Total~$250M  Not Yet Live~$170M      Note: Total New Recurring Revenue Backlog represents an estimate as of FYE17 of first year revenues from Closed Sales that have not yet been recognized and are expected to be recognized. Not Yet Live represents the subset of Total New Recurring Revenue Backlog where none of the first year revenues from Closed Sales has been recognized but is expected to be recognized.

 Steady margin expansion  Contributors to Adjusted Operating Income Margin Expansion    Scale & Productivity      ▲  Margin contribution from new business and internal growth    Product Mix      ▲  Growing share of recurring fee revenue    Distribution Revenue      ▲  Conversion to digital delivery    M&A      ▼  Primarily weighted to early stage businesses    Investment      ▼  Strategic investment for future growth  Target annual average of ~50 basis points of margin expansion

 Free cash flow strength and predictability  FY17 Free cash flow as a % of Adjusted Net earnings  High Conversion  106%                      Low Capital Intensity  FY17 Capital expenditures as % of total Revenue  2.7%          Note: Free cash flow and Adjusted Net earnings are Non-GAAP measures. See Appendix for reconciliation of Non-GAAP to GAAP figures

Ready for Next

Capital allocation priorities

Priority	Details	Amount	Description
Strong Dividend	• Target ~45% payout ratio[1] • Top quartile payout ratio compared to S&P 500 and leads peer group	$0.4B	Returned to shareholders during FY15 – FY17
Disciplined M&A	• Compelling returns • Accretive to EPS within first 12-18 months • Focus on tuck-in acquisitions	$0.8B	Invested in M&A during FY15 – FY17
Share Repurchase	• Commitment to return capital • Steady buyer of our shares	$0.6B	Returned to shareholders during FY15 – FY17[2]
Capital Structure	• Ample liquidity • Investment grade credit profile • Weighted average cost of debt 3.4%	$1.0B	Revolving credit facility

[1] Dividend payout ratio is a percentage of Prior Year Adjusted Net Earnings and is subject to Board Approval
[2] Share repurchase figure shown as net of proceeds from exercise of stock options

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Ready for Next

Investing to support growth strategies through M&A

M&A spend FY15 – FY17	$0.8B
# of deals FY15 – FY17	12
Average deal size	$69M

INVESTMENT THEMES

Digital

Capital Markets adjacencies

Data & Analytics

Wealth & Investment Management

APPROACH

Disciplined underwriting

Clear criteria

Compelling returns

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 Ample capital provides flexibility to invest    Expected available capital FY18-FY20  $0.1B  1  2  3  4  1 Approximately $0.1B of Broadridge’s 6/30/2017 cash balance of approximately $0.3B is considered available and not needed for working capital or regulatory purposes2 Free cash flow, “FCF”, is a Non-GAAP measure3 Additional debt capacity assumes an adjusted leverage target of 2.0x4 Dividend payout ratio is a percentage of Prior Year Adjusted Net Earnings and is subject to Board Approval

 New sales drive organic recurring revenue growth   Net New Business  Internal Growth  Total Organic Growth  Acquisitions  5-6%  FY17- FY20 Objective (CAGR)  0-1%  5-7%  ~2%  Total Recurring Revenue   7-9%  4%  2%   5%  10%  FY14- FY17 (CAGR)  Note: Totals may not sum due to rounding

Strength in recurring fee revenue driving total revenue growth



	% of Revenue	FY17- FY20 CAGR Objective
Recurring Fee Revenue	~60%	7-9%
Event-Driven Revenue	~5%	0-1%
Distribution Revenue	~35%	1-2%
Total Revenue	100%	5-7%

Note: Objectives shown as compound annual growth rates (CAGRs)

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   Recurring Fee Revenue Growth  7-9%  Total Revenue Growth  5-7%  Adjusted Op Income Margin Expansion  ~50bps/yr  Adjusted EPS Growth1  9-13%    Winning formula for top quartile TSR        FY17 - FY20 three year growth objectives  Note: Compound annual growth rates (CAGRs), except margin1 Adjusted EPS CAGR includes Excess Tax Benefit projection of $13M in FY20

   Key points for today’s discussion  Broadridge has a strong business model with compelling growth opportunities  Strong free cash flow enables balanced, shareholder-friendly capital allocation  Three-year objectives constitute a plan for continued top quartile TSR

 Conclusion  Rich DalyChief Executive Officer

 Core Governance and Capital Markets franchises poised for sustained growth  Broadridge is Ready For Next  Well-positioned to address tangible and compelling additional growth opportunities  Strong financial model focused on delivering top quartile total shareholder returns through 2020 and beyond

   Q&A

 Appendix

 Use of Non-GAAP Financial Measures   Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial MeasuresThe Company’s results in the Broadridge 2017 Investor Day presentations are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results.The Company believes its Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate the Company's ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing its business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation.Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings per ShareThese Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs and the Message Automation Limited (“MAL”) investment gain. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. The MAL investment gain represents a non-cash, nontaxable gain on the Company’s 25% investment of shares of MAL. The Company excludes Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs and the MAL investment gain from these measures because excluding such information provides the Company with an understanding of the results from the primary operations of its business and these items do not reflect ordinary operations or earnings. Management believes these measures may be useful to an investor in evaluating the underlying operating performance of the Company's business.Free Cash FlowIn addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software.Reconciliations of our historical Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the following tables.

Ready for Next

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited - dollars in millions, except per share amounts)

Fiscal Years Ended June 30,	2017	2016	2015	2014
Operating income (GAAP)	$ 531.6	$ 500.3	$ 466.9	$ 418.2
Adjustments:				
Amortization of Acquired Intangibles and Purchased Intellectual Property	72.6	31.8	25.3	22.6
Acquisition and Integration Costs	19.1	5.0	5.0	2.1
Adjusted Operating income (Non-GAAP)	$ 623.3	$ 537.1	$ 497.2	$ 442.9
Operating income margin (GAAP)	12.8%	17.3%	17.3%	16.3%
Adjusted Operating income margin (Non-GAAP)	15.0%	18.5%	18.5%	17.3%

Fiscal Years Ended June 30,	2017	2016	2015	2014
Net earnings (GAAP)	$ 326.8	$ 307.5	$ 287.1	$ 263.0
Adjustments:				
Amortization of Acquired Intangibles and Purchased Intellectual Property	72.6	31.8	25.3	22.6
Acquisition and Integration Costs	19.1	5.0	5.0	2.1
MAL investment gain	(9.3)	—	—	—
Tax impact of adjustments	(30.9)	(12.7)	(10.5)	(8.7)
Adjusted Net earnings (Non-GAAP)	$ 378.3	$ 331.7	$ 306.9	$ 279.0

Fiscal Years Ended June 30,	2017	2016	2015	2014
Diluted earnings per share (GAAP)	$ 2.70	$ 2.53	$ 2.32	$ 2.12
Adjustments:				
Amortization of Acquired Intangibles and Purchased Intellectual Property	0.60	0.26	0.20	0.18
Acquisition and Integration Costs	0.16	0.04	0.04	0.02
MAL investment gain	(0.08)	—	—	—
Tax impact of adjustments	(0.26)	(0.10)	(0.08)	(0.07)
Adjusted earnings per share (Non-GAAP)	$ 3.13	$ 2.73	$ 2.47	$ 2.25

Fiscal Years Ended June 30,	2017	2016	2015	2014
Net cash flows provided by operating activities (GAAP)	$ 515.9	$ 437.7	$ 431.4	$ 387.7
Capital expenditures and Software purchases and capitalized internal use software	(113.7)	(75.5)	(66.0)	(53.4)
Free cash flow (Non-GAAP)	$ 402.2	$ 362.2	$ 365.4	$ 334.3

Note: Amounts may not sum due to rounding.

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